Exhibit 10.19

EXECUTION

AMENDMENT NO. 3
TO MASTER REPURCHASE AGREEMENT

Amendment No. 3 to Master Repurchase Agreement, dated as of April 9, 2018 (this “Amendment”), by and between Bank of America, N.A. (“Buyer”) and AmeriHome Mortgage Company, LLC (“Seller”).

RECITALS

Buyer and Seller are parties to that certain Master Repurchase Agreement, dated as of October 9, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Master Repurchase Agreement”; and as further amended by this Amendment, the “Master Repurchase Agreement”).

Buyer and Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Master Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Master Repurchase Agreement.

Accordingly, Buyer and Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Master Repurchase Agreement is hereby amended as follows:

SECTION 1.                            Financial Statements and Other Reports. Section 9.1 of the Existing Master Repurchase Agreement is hereby amended by adding the following new clause at the end thereof:

(l)                                     Monthly Collateral Tape. Solely with respect to Purchased Mortgage Loans that are Jumbo Mortgage Loans and High-Balance Mortgage Loans, Seller shall, or shall cause Servicer to, deliver to Buyer within five (5) Business Days of the end of each calendar month a servicer tape containing data fields mutually agreeable to the parties (including, without limitation, the current outstanding principal balance thereof).

SECTION 2.                            Notice.  Section 9.3 of the Existing Master Repurchase Agreement is hereby amended by (i) deleting the “and” at the end of clause (r); (ii) deleting the “.” at the end of clause (s) and replacing it with “; and”; and (iii) adding the following new clause at the end thereof:

(t)                                    the occurrence of a Purchase Price Percentage Trigger for each Mortgage Loan that is a High-Balance Mortgage Loan.

SECTION 3.                            Definitions.  Exhibit A to the Existing Master Repurchase Agreement is hereby amended by:

3.1                               deleting the definition of “Permitted Non-Qualified Mortgage Loan” in its entirety and replacing it with the following:

Permitted Non-Qualified Mortgage Loan:  An Interest Only Mortgage Loan and a Jumbo Investment Mortgage Loan.

3.2                               adding the following definitions in their proper alphabetical order:

High-Balance Mortgage Loan:  An Agency Eligible Mortgage Loan for which the original loan amount exceeds the conforming loan limits published yearly by the Federal Housing Finance Agency (“FHFA”), but does not exceed the loan limit for the high-cost area in which the related Mortgaged Property is located, as specified by the FHFA.

Jumbo Investment Mortgage Loan:  A Jumbo Mortgage Loan (i) for which the Mortgaged Property securing the related Mortgage is a non-owner occupied, single family residence, and (ii) that has been made solely for business purposes as defined in the Federal Truth-in-Lending Act of 1968, as amended, and Regulation Z thereunder.

Purchase Price Percentage Trigger:  As defined in the Transactions Terms Letter.

SECTION 4.                            Form of Officer’s Certificate.  Exhibit E to the Existing Master Repurchase Agreement is hereby amended by deleting such exhibit in its entirety and replacing it with Annex A hereto.

SECTION 5.                            Representations and Warranties Concerning Purchased Assets.  Exhibit L to the Existing Master Repurchase Agreement is hereby amended by:

5.1                               deleting paragraph (q) in its entirety and replacing it with the following:

(q)                                 Occupancy of the Mortgaged Property.  As of the date of origination, the Mortgaged Property was lawfully occupied under applicable law, and to Seller’s Knowledge, the Mortgaged Property is lawfully occupied under applicable law as of the Purchase Date. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities. Seller has not received notification from any Governmental Authority that the Mortgaged Property is in material non-compliance with such laws or regulations, is being used, operated or occupied unlawfully or has failed to have or obtain such inspection, licenses or certificates, as the case may be. Seller has not received notice of any violation or failure to comply with any such law, ordinance, regulation, standard, license or certificate. Solely with respect to Jumbo Mortgage Loans (other than Jumbo Investment Mortgage Loans) and to the best of Seller’s knowledge, the Mortgaged Property is not being used for business purposes, as defined in the Federal Truth-in-Lending Act of 1968, as amended, and Regulation Z thereunder. With respect to a Jumbo

Investment Mortgage Loan, the related Mortgagor has not occupied the related Mortgaged Property as a residence at any time since the date of origination.

5.2                               adding the following new paragraphs (nnn) and (ooo) at the end thereof:

(nnn)                   Investment Mortgage Loans.  Each Jumbo Investment Mortgage Loan is used for business purposes, as defined in the Federal Truth-in-Lending Act of 1968, as amended, and Regulation Z thereunder.

(ooo)                   High-Balance Mortgage Loans.  With respect to any High-Balance Mortgage Loan with a note date of 120 days or more from any date of determination, the appraised value of the related Mortgaged Property as set forth in the appraisal delivered in connection with the origination thereof has not materially changed and such High-Balance Mortgage Loan continues to be eligible for delivery to the related Agency under the Agency Guides; provided that the failure to make such affirmative representation and warranty shall only result in a Purchase Price Percentage Trigger; provided, further, that nothing contained in this paragraph (ooo) shall limit or conflict with Buyer’s rights and remedies in the event of Seller’s failure to make any other representation and warranty contained in this Exhibit L.

SECTION 6.                            Fees and Expenses.  Seller hereby agrees to pay to Buyer, on demand, any and all reasonable fees, costs and expenses (including reasonable fees and expenses of counsel) incurred by Buyer in connection with the development, preparation and execution of this Amendment, irrespective of whether any transactions hereunder are executed.

SECTION 7.                            Conditions Precedent.  This Amendment shall become effective as of the date hereof upon Buyer’s receipt of this Amendment, executed and delivered by a duly authorized officer of Buyer and Seller.

SECTION 8.                            Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Master Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 9.                            Counterparts.  This Amendment may be executed in any number of counterparts each of which shall constitute one and the same instrument, and each party hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 10.                     Severability.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 11.                     GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE

STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to he signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

BANK OF AMERICA. N.A., as Buyer

By:
Name:
Title:

AMERIHOME MORTGAGE COMPANY, LLC, as Seller

By:
Name:
Title:

ANNEX A

EXHIBIT E

FORM OF OFFICER’S CERTIFICATE